UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Execution of Merger Agreement with Self Storage REIT, Inc.

On June 30, 2009, Strategic Storage, Inc. (“Registrant”) entered into an Agreement and Plan of Merger (“REIT I Merger Agreement”) with Self Storage REIT, Inc. (“REIT I”), a private real estate investment trust sponsored by the Registrant’s sponsor, and SS REIT I Acquisition, Inc. (“REIT I Merger Sub”), providing for the merger of REIT I Merger Sub, the Registrant’s wholly-owned subsidiary, with and into REIT I, resulting in REIT I becoming a wholly-owned subsidiary of the Registrant (“REIT I Merger Transaction”).

The REIT I Merger Transaction is subject to customary conditions to closing, including the receipt of the required approval of the common stockholders of REIT I and certain lender consents. The Registrant expects that REIT I will hold a special meeting of its stockholders in September 2009 at which REIT I stockholders will be asked to approve the REIT I Merger Agreement and the REIT I Merger Transaction on the terms set forth therein.

If the REIT I Merger Transaction is completed, the Registrant will exchange 1.05 shares of its common stock for each 1.0 share of REIT I common stock (equivalent to $10.50 per share of REIT I common stock) as consideration for the REIT I Merger Transaction. After the REIT I Merger Transaction, current REIT I stockholders would become the Registrant’s stockholders with each of their shares of REIT I common stock being converted to shares of the Registrant’s common stock at the ratio set forth above.

The Registrant expects to complete the REIT I Merger Transaction during the third quarter of 2009 assuming that all of the conditions in the REIT I Merger Agreement are satisfied or waived.

The REIT I Merger Agreement contains generally customary representations and warranties of the Registrant and REIT I relating to their respective businesses. For purposes of determining the satisfaction of the closing conditions relating to each party’s representations and warranties, each representation and warranty will be deemed to be true and correct in all respects unless the failure or failures of such representations and warranties to be true and correct, individually or in the aggregate, would reasonably be likely to have a “material adverse effect” with respect to the party making the representations and warranties.

Each party’s obligation to effect the REIT I Merger Transaction is subject to the following conditions:

•	REIT I’s stockholders will have approved the REIT I Merger Transaction; and

•	REIT I shall have obtained any and all consents required by loan documents relating to loans secured by security interests in REIT I properties.

The Registrant’s obligation to effect the REIT I Merger Transaction is subject to the satisfaction or waiver, where permissible, of the following conditions:

•	the representations and warranties of REIT I must be true and correct as of the date of the REIT I Merger Agreement and as of the effective time of the REIT I Merger Transaction;

•	REIT I will have performed or complied in all material respects with all agreements and covenants required by the REIT I Merger Agreement;

•	the receipt of a fairness opinion related to the REIT I Merger Transaction; and

•

there will not have occurred, since the date of the REIT I Merger Agreement, any event, circumstance, change or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a “material adverse effect” with respect to REIT I.

REIT I’s obligation to effect the REIT I Merger Transaction is subject to the satisfaction or waiver, where permissible, of the following conditions:

•	the Registrant’s representations and warranties must be true and correct as of the date of the REIT I Merger Agreement and as of the effective time of the REIT I Merger Transaction;

•	the Registrant will have performed or complied in all material respects with all agreements and covenants required by the REIT I Merger Agreement; and

•

there will not have occurred, since the date of the REIT I Merger Agreement, any event, circumstance, change or effect that has had, or is reasonably likely to have, a “material adverse effect” with respect to the Registrant.

The parties may terminate the REIT I Merger Agreement at any time prior to the closing date only as follows:

•	by mutual written consent of the Registrant and REIT I; or

•	by either of REIT I or the Registrant by written notice to the other:

•	if REIT I’s stockholders do not approve the REIT I Merger Transaction at the special meeting of its stockholders; or

•	if the consummation of the REIT I Merger Transaction does not occur on or before December 31, 2009.

The Registrant may unilaterally terminate the REIT I Merger Agreement at any time prior to the closing date as follows:

•

if REIT I breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the REIT I Merger Agreement, which breach would entitle the Registrant not to close the REIT I Merger Transaction, and such condition is incapable of being satisfied by December 31, 2009 or such breach has not been cured by REIT I after proper notice to REIT I; or

•

if REIT I’s board of directors (i) fails to include its recommendation to REIT I stockholders to approve the REIT I Merger Transaction in a proxy solicitation of its stockholders, (ii) publicly withdraws or knowingly modifies, in a manner adverse to the Registrant, its recommendation of the REIT I Merger Transaction, (iii) approves or recommends an alternative acquisition proposal, or (iv) after receipt of an alternative acquisition proposal fails to reaffirm its recommendation to REIT I stockholders to approve the REIT I Merger Transaction within a certain time period.

REIT I may unilaterally terminate the REIT I Merger Agreement at any time prior to the closing date as follows:

•

if the Registrant breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the REIT I Merger Agreement, which breach would entitle REIT I not to close the REIT I Merger Transaction, and such condition is incapable of being satisfied by December 31, 2009 or such breach has not been cured by the Registrant upon the Registrant’s receipt of proper notice; or

•	if REIT I enters into a binding written agreement to effect a “superior proposal,” provided that REIT I first complies with its obligations under the REIT I Merger Agreement.

REIT I has agreed to pay the Registrant a “break-up fee” upon certain limited instances of termination.

The REIT I Merger Agreement provides that the Registrant and REIT I will pay their own costs and expenses incurred in connection with the REIT I Merger Agreement and the transactions contemplated by the REIT I Merger Agreement. If, however, the REIT I Merger Agreement is properly terminated by either party due to the material breach by the other party of its representations, warranties or covenants, then the breaching party will pay the reasonable out-of-pocket costs and expenses incurred by the non-breaching party.

Other properties or strategic transactions may be identified in the future that the Registrant may acquire or enter into prior to or instead of the REIT I Merger Transaction. Due to the considerable conditions to the consummation of the REIT I Merger Transaction as described above, the Registrant cannot make any assurances that the closing of the REIT I Merger Transaction is probable.

REIT I wholly owns six self storage facilities in Florida, South Carolina, Tennessee and Texas, comprising approximately 5,270 units and 759,600 rentable square feet, including drive-up, climate-controlled, RV, store-front and office units. REIT I also owns preferred equity and/or minority interests in three self storage facilities located in California and Maryland, comprising approximately 2,900 units and 401,000 rentable square feet, and an interest in a net leased industrial property in California with 356,000 rentable square feet leased to a single tenant.

The material terms of the REIT I Merger Agreement are qualified by the entire agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Execution of Merger Agreement with Self Storage REIT II, Inc.

On June 30, 2009, the Registrant entered into an Agreement and Plan of Merger (“REIT II Merger Agreement”) with Self Storage REIT II, Inc. (“REIT II”), a private real estate investment trust sponsored by the Registrant’s sponsor, and SS REIT II Acquisition, Inc. (“REIT II Merger Sub”), providing for the merger of REIT II Merger Sub, the Registrant’s wholly-owned subsidiary, with and into REIT II, resulting in REIT II becoming a wholly-owned subsidiary of the Registrant (“REIT II Merger Transaction”).

The REIT II Merger Transaction is subject to customary conditions to closing, including the receipt of the required approval of the common stockholders of REIT II and certain lender consents. The Registrant expects that REIT II will hold a special meeting of its stockholders in September 2009 at which REIT II stockholders will be asked to approve the REIT II Merger Agreement and the REIT II Merger Transaction on the terms set forth therein. The closing of the REIT II Merger Transaction is also conditioned upon the simultaneous closing of the REIT I Merger Transaction; however, the REIT I Merger Transaction is not conditioned upon the closing of the REIT II Merger Transaction.

If the REIT II Merger Transaction is completed, the Registrant will exchange 1.0 shares of its common stock for each 1.0 share of REIT II common stock (equivalent to $10.00 per share of REIT II common stock) as consideration for the REIT II Merger Transaction. After the REIT II Merger Transaction, current REIT II stockholders would become the Registrant’s stockholders with each of their shares of REIT II common stock being converted to shares of the Registrant’s common stock at the ratio set forth above.

The Registrant expects to complete the REIT II Merger Transaction during the third quarter of 2009 assuming that all of the conditions in the REIT II Merger Agreement are satisfied or waived.

The REIT II Merger Agreement contains generally customary representations and warranties of the Registrant and REIT II relating to their respective businesses. For purposes of determining the satisfaction of the closing conditions relating to each party’s representations and warranties, each representation and warranty will be deemed to be true and correct in all respects unless the failure or failures of such representations and warranties to be true and correct, individually or in the aggregate, would reasonably be likely to have a “material adverse effect” with respect to the party making the representations and warranties.

Each party’s obligation to effect the REIT II Merger Transaction is subject to the following conditions:

•	REIT II’s stockholders will have approved the REIT II Merger Transaction; and

•	REIT II shall have obtained any and all consents required by loan documents relating to loans secured by security interests in REIT II properties.

The Registrant’s obligation to effect the REIT II Merger Transaction is subject to the satisfaction or waiver, where permissible, of the following conditions:

•	the representations and warranties of REIT II must be true and correct as of the date of the REIT II Merger Agreement and as of the effective time of the REIT II Merger Transaction;

•	REIT II will have performed or complied in all material respects with all agreements and covenants required by the REIT II Merger Agreement;

•	the receipt of a fairness opinion related to the REIT II Merger Transaction;

•	the successful closing of the REIT I Merger Transaction prior to or contemporaneously with the REIT II Merger Transaction; and

•

there will not have occurred, since the date of the REIT II Merger Agreement, any event, circumstance, change or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a “material adverse effect” with respect to REIT II.

REIT II’s obligation to effect the REIT II Merger Transaction is subject to the satisfaction or waiver, where permissible, of the following conditions:

•	the Registrant’s representations and warranties must be true and correct as of the date of the REIT II Merger Agreement and as of the effective time of the REIT II Merger Transaction;

•	the Registrant will have performed or complied in all material respects with all agreements and covenants required by the REIT II Merger Agreement; and

•

there will not have occurred, since the date of the REIT II Merger Agreement, any event, circumstance, change or effect that has had, or is reasonably likely to have, a “material adverse effect” with respect to the Registrant.

The parties may terminate the REIT II Merger Agreement at any time prior to the closing date only as follows:

•	by mutual written consent of the Registrant and REIT II; or

•	by either of REIT II or the Registrant by written notice to the other:

•	if REIT II’s stockholders do not approve the REIT II Merger Transaction at the special meeting of its stockholders; or

•	if the consummation of the REIT II Merger Transaction does not occur on or before December 31, 2009.

The Registrant may unilaterally terminate the REIT II Merger Agreement at any time prior to the closing date as follows:

•

if REIT II breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the REIT II Merger Agreement, which breach would entitle the Registrant not to close the REIT II Merger Transaction, and such condition is incapable of being satisfied by December 31, 2009 or such breach has not been cured by REIT II after proper notice to REIT II; or

•

if REIT II’s board of directors (i) fails to include its recommendation to REIT II stockholders to approve the REIT II Merger Transaction in a proxy solicitation of its stockholders, (ii) publicly withdraws or knowingly modifies, in a manner adverse to the Registrant, its recommendation of the REIT II Merger Transaction, (iii) approves or recommends an alternative acquisition proposal, or (iv) after receipt of an alternative acquisition proposal fails to reaffirm its recommendation to REIT II stockholders to approve the REIT II Merger Transaction within a certain time period.

REIT II may unilaterally terminate the REIT II Merger Agreement at any time prior to the closing date as follows:

•

if the Registrant breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the REIT II Merger Agreement, which breach would entitle REIT II not to close the REIT II Merger Transaction, and such condition is incapable of being satisfied by December 31, 2009 or such breach has not been cured by the Registrant upon the Registrant’s receipt of proper notice; or

•	if REIT II enters into a binding written agreement to effect a “superior proposal,” provided that REIT II first complies with its obligations under the REIT II Merger Agreement.

REIT II has agreed to pay the Registrant a “break-up fee” upon certain limited instances of termination.

The REIT II Merger Agreement provides that the Registrant and REIT II will pay their own costs and expenses incurred in connection with the REIT II Merger Agreement and the transactions contemplated by the REIT II Merger Agreement. If, however, the REIT II Merger Agreement is properly terminated by either party due to the material breach by the other party of its representations, warranties or covenants, then the breaching party will pay the reasonable out-of-pocket costs and expenses incurred by the non-breaching party.

Other properties or strategic transactions may be identified in the future that the Registrant may acquire or enter into prior to or instead of the REIT II Merger Transaction. Due to the considerable conditions to the consummation of the REIT II Merger Transaction as described above, the Registrant cannot make any assurances that the closing of the REIT II Merger Transaction is probable.

REIT II wholly owns four self storage facilities in Alabama, Nevada, and Texas and owns a majority interest in another self storage facility in California, comprising approximately 3,125 units and 477,900 rentable square feet, including drive-up, climate-controlled, RV, store-front, wine storage and parking units. REIT II also owns minority interests in three entities with properties located in Alabama, Georgia, North Carolina and Texas, comprising approximately 9,950 units and 1.3 million rentable square feet.

The material terms of the REIT II Merger Agreement are qualified by the entire agreement attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement and Plan of Merger by and among Strategic Storage Trust, Inc., SS REIT I Acquisition, Inc. and Self Storage REIT, Inc. dated as of June 30, 2009.

10.2	Agreement and Plan of Merger by and among Strategic Storage Trust, Inc., SS REIT II Acquisition, Inc. and Self Storage REIT II, Inc. dated as of June 30, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: July 7, 2009	By:	/s/ H. Michael Schwartz
H. Michael Schwartz
President and Chief Executive Officer